UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Lynden Energy Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT the annual general meeting (the “Meeting”) of the shareholders of Lynden Energy Corp. (the “Company”) will be held in the boardroom at 595 Burrard Street, Suite 2900, Vancouver, British Columbia, at 11:00 a.m. Pacific Time on Tuesday, December 1, 2015, for the following purposes:

1.	to receive the consolidated financial statements of the Company for the financial year ended June 30, 2015, together with the auditor’s report thereon;

2.	to fix the number of directors at five;

3.	to elect directors for the ensuing year; and

4.	to appoint the auditor for the Company and to authorize the directors to fix the auditor’s remuneration.

A shareholder entitled to attend and vote at the Meeting is entitled to appoint a proxy to attend and vote in his stead. If you are unable to attend the Meeting in person, please read the notes to the accompanying instrument of proxy and then complete and return the proxy within the time set out in the notes. As set out in the notes, the enclosed instrument of proxy is solicited by the Company’s board of directors but you may amend it, if you so desire, by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

DATED the 28th day of October, 2015.

BY ORDER OF THE BOARD

/s/ Colin Watt

Colin Watt

President, Chief Executive Officer, Corporate Secretary and Director

i

ii

LYNDEN ENERGY CORP.

PROXY STATEMENT

AND INFORMATION CIRCULAR

Annual General Meeting of Shareholders

October 28, 2015

These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors of Lynden Energy Corp. for use at the annual general meeting of shareholders and any adjournments or postponements of the meeting. We refer to our Board of Directors as the “Board” and to Lynden Energy Corp. as “Lynden,” the “Company,” “we,” “us” or “our.” The annual general meeting (the “Meeting”) will be held in the boardroom at 595 Burrard Street, Suite 2900, Vancouver, British Columbia, at 11:00 a.m. Pacific Time on Tuesday, December 1, 2015.

The items to be considered are summarized in the notice of annual general meeting of shareholders and more fully described in this proxy statement and information circular. Our shares of common stock represented by proxies will be voted as described below or as specified by each shareholder.

GENERAL MATTERS

General

The enclosed solicitation of proxy is solicited by the Board. The notice of annual general meeting, this proxy statement and information circular, the enclosed proxy card and our 2015 annual report to shareholders (the “Meeting Materials”) are first being mailed on or about October 28, 2015, to all record holders of shares of our common stock as of October 2, 2015.

Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse shareholders’ nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. The cost of solicitation will be borne by the Company. None of the directors of the Company have advised that they intend to oppose any action intended to be taken by management as set forth in this proxy statement and information circular.

Our principal executive offices are located at Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia, V6C 3K4.

Quorum

No business, other than the election of a chair of the Meeting and the adjournment of the Meeting, may be transacted at the Meeting unless a quorum of shareholders entitled to vote is present at the commencement of the Meeting, but such quorum need not be present throughout the Meeting. The Company’s articles provide that quorum is one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Meeting. If, within one-half hour of the time set for holding a meet of shareholders, a quorum is not present the Meeting stands adjourned to the same day in the next week at the same time and place.

Appointment of Proxy

The persons named in the accompanying instrument of proxy are directors or officers of the Company. A shareholder has the right to appoint a person other than the persons named in the enclosed instrument of proxy to attend and act for him on his behalf at the Meeting. To exercise this right, a Registered Shareholder (as defined below) shall strike out the names of the persons named in the instrument of proxy and insert the name of his nominee in the blank space provided, or complete another instrument of proxy. The completed instrument of proxy should be deposited with the Company’s registrar and transfer agent, Computershare Trust Company of Canada, at 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1 at least two business days before the time of the Meeting or any adjournment thereof.

The instrument of proxy must be dated and be signed by the Registered Shareholder or by his attorney in writing, or, if the shareholder is a corporation, it must either be under its common seal or signed by a duly authorized officer.

Registered and Non-Registered Holders

The record date for determination of the holders of shares of common stock of the Company entitled to receive notice of, and to vote at, the Meeting is October 2, 2015 (the “Record Date”). Only shareholders whose names have been entered in the register of common shareholders at the close of business on the Record Date (“Registered Shareholders”) will be entitled to receive notice of, and to vote at, the Meeting.

Only Registered Shareholders or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders of the Company are “non-registered” shareholders because the shares of common stock they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares of common stock. More particularly, a person is not a Registered Shareholder in respect of shares of common stock which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either: (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered Registered Retirement Savings Plans (“RRSPs”), Registered Retirement Income Fund (“RRIFs”), Registered Education Savings Plans (“RESPs”) and similar plans); or (b) in the name of a clearing agency of which the Intermediary is a participant. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration for the Canadian Depository for Securities, which company acts as nominee for many Canadian brokerage firms). In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many United States brokerage firms and custodian banks).

Non-Registered Holders who have not objected to their Intermediary disclosing certain ownership information about themselves to the Company are referred to as “NOBOs.” Those Non-Registered Holders who have objected to their Intermediary disclosing ownership information about themselves to the Company are referred to as “OBOs.” In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Company has elected to send the Meeting Materials directly to the NOBOs, and indirectly through Intermediaries to the OBOs. The Intermediaries (or their service companies) are responsible for forwarding the Meeting Materials to each OBO, unless the OBO has waived the right to receive them. The Company does not intend to pay for an Intermediary to deliver Meeting Materials to OBOs. Accordingly, OBOs will not receive the Meeting Materials unless their Intermediary assumes the costs of delivery.

Intermediaries often use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a) be given a voting instruction form which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “voting instruction form” or “VIF”) which the Intermediary must follow. Typically, the voting instruction form will consist of a one page pre-printed form. Sometimes, instead of the one page pre-printed form, the voting instruction form will consist of a regular printed proxy form accompanied by a page of instructions which contains a removable label with a bar-code and other information. In order for the form of proxy to validly constitute a voting instruction form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company; or

(b) be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares of common stock beneficially owned by the Non-Registered Holder but which is otherwise not completed by the Intermediary. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non- Registered Shareholder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should properly complete the form of proxy and deposit it with Computershare Trust Company of Canada at 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1 not later than two business days before the time of holding the Meeting or adjournment thereof.

In either case, the purpose of these procedures is to permit Non-Registered Holders to direct the voting of the shares of common stock they beneficially own. Should a Non-Registered Holder who receives either a voting instruction form or a form of proxy wish to attend the Meeting and vote in person (or have another person attend and vote on behalf of the Non-Registered Holder), the Non-Registered Holder should strike out the names of the persons named in the form of proxy and insert the Non- Registered Shareholder’s (or such other person’s) name in the blank space provided or, in the case of a voting instruction form, follow the directions indicated on the form. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediaries and their service companies, including those regarding when and where the voting instruction form or the proxy is to be delivered.

The Meeting Materials are being sent to both Registered Shareholders and Non-Registered Holders. If you are a Non-Registered Holder, and the Company or its agent has sent the Meeting Materials directly to you, your name and address and information about your holding of shares of common stock of the Company have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

By choosing to send the Meeting Materials to you directly, the Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering the Meeting Materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the VIF.

All references to shareholders in the Meeting Materials are to Registered Shareholders unless specifically stated otherwise.

Revocation of Proxies

In addition to revocation in any other manner permitted by law, a Registered Shareholder may revoke a proxy either by (a) signing a proxy bearing a later date and depositing it at the place and within the time aforesaid, or (b) signing and dating a written notice of revocation (in the same manner as the instrument of proxy is required to be executed as set out in the notes to the instrument of proxy) and either depositing it at the place and within the time aforesaid or with the chairman of the Meeting prior to the commencement of the Meeting or any adjournment thereof, or (c) registering with the scrutineer at the Meeting as a shareholder present in person, whereupon such proxy shall be deemed to have been revoked.

Only Registered Shareholders have the right to revoke a proxy. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

Voting Procedure

The record date for the Meeting is October 2, 2015. At the close of business on the record date, 130,198,411 shares of common stock without par value of the Company were issued and outstanding, each share carrying the right to one vote. At a general meeting of the Company, on a show of hands, every shareholder present in person shall have one vote and, on a poll, every shareholder shall have one vote for each common share of which he is the holder. Each proposal to be voted upon by the Company’s shareholders at the meeting will require, in order to pass, the approval of a majority of the votes cast on the matter. If a shareholder abstains from voting on a resolution, or otherwise does not vote, his shares will not be included in the calculation of the vote and will have no effect.

On any proposal, the persons named in the enclosed instrument of proxy will vote the shares in respect of which they are appointed and, where directions are given by the shareholder in respect of voting for or against any proposal, or to withhold voting on any proposal or abstain from voting on any proposal, will do so in accordance with such direction.

In the absence of any direction in the instrument of proxy, it is intended that such shares will be voted “FOR” the proposal to set the number of directors at five and “FOR” each nominee for director; and “FOR” the proposal for appointment of the auditor. The instrument of proxy enclosed, when properly signed, confers discretionary authority with respect to amendments or variations to any matters which may properly be brought before the Meeting. The proxy also confers discretionary authority in respect of any other business that may properly come before the Meeting or any postponement or adjournment thereof. The enclosed instrument of proxy does not confer authority to vote for the election of any person as a director of the Company other than for those persons named in this proxy statement and information circular.

At the time of printing of this proxy statement and information circular, the Board is not aware that any such amendments, variations or other matters are to be presented for action at the Meeting. However, if any other matters which are not now known to the Board should properly come before the Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxyholder.

If you have any questions about this proxy statement and information circular or the Meeting, please contact our Corporate Secretary at Lynden Energy Corp., Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia, V6C 3K4 or by telephone at (604) 629-2991.

Presentation of the Financial Statements

The consolidated financial statements of the Company for the financial year ended June 30, 2015 and the report of the auditor thereon, which were (1) included in the 2015 annual report to shareholders and (2) mailed to Registered Shareholders who requested the same, will be placed before the Meeting. The Company’s consolidated financial statements are available under the Company’s profile on the System for Electronic Document Analysis and Retrieval (“SEDAR”) website, which can be accessed at www.sedar.com, on the EDGAR website, which can be accessed at www.sec.gov, and under the Financials section of our website www.lyndenenergy.com.

PROPOSAL 1 – ELECTION OF DIRECTORS

Number of Directors; Nomination and Election of Directors

The Board proposes that the number of directors for the Company be determined at five for the ensuing year subject to such increases as may be permitted by the articles of the Company, and that the following five nominees be elected as directors at the Meeting, each of whom will hold office until the next Meeting of the shareholders unless that person ceases to be a director before then: Colin Watt, Robert Bereskin, John McLennan, Derek Michaelis, and Ron Paton.

In the absence of instructions to the contrary the shares represented by proxy will be voted for the nominees herein listed. Although the Board does not contemplate that any of the nominees will be unable to serve as director, in the event that prior to the meeting any vacancies occur in the slate of nominees herein listed, it is intended that discretionary authority shall be exercised by the person named in the proxy as nominee to vote the shares represented by proxy for the election of any other person or persons nominated as directors.

Directors

The Board believes that each director nominee, all of whom are currently directors of the Company, has valuable individual skills and experiences that, taken together, provide us with the knowledge, judgment and strategic vision necessary to provide effective oversight of the Company. The biographies below reflect the particular experience, qualifications, attributes and skills that led the Board to conclude that each director should serve on the Board, including the following:

Name	Age	Qualifications
Colin Watt	44	Current role as president and chief executive officer; familiarity with our business operations; management expertise
Robert Bereskin	73	General oil gas industry experience; geological knowledge of the Permian Basin and other oil and gas basins in North America
John McLennan	63	General oil and gas industry experience; knowledge of well completion practices
Derek Michaelis	36	Knowledge of capital markets and of oil and gas activities in the Permian Basin
Ron Paton	52	Extensive knowledge of Canadian securities matters

The principal occupation and other information about our directors is set forth below.

Colin Watt, President, Chief Executive Officer, Corporate Secretary and Director, has served as a member of the Board and as our president since January 2005, as our chief executive officer since February 2007 and as our corporate secretary since January 2010. Mr. Watt has been the president of Squall Capital Corp., a private Canadian based company which specializes in financing, restructuring and providing management service to early stage public companies, since 1997. Mr. Watt is currently a director of Emerita Resources Corp., Global Minerals Ltd., Kicking Horse Energy Inc., Oakham Capital Corp. and Stonehaven Exploration Ltd., all of which are listed on the TSX Venture Exchange.

Robert Bereskin, Director, has served as a member of the Board since July 2007. Dr. Bereskin has over 35 years of experience in the oil and gas industry, and was from 2002 to 2013 an Adjunct Professor at the University of Utah. His primary and ongoing focus since 2003 is his work as a consulting geologist, with an emphasis on unconventional gas-bearing shale reservoirs in both the United States and Canada, where he has assisted with several international and domestic exploration/exploitation efforts. Prior to his work at the University of Utah, Dr. Bereskin was a manager / scientist with TerraTek Inc. for approximately twelve years, where he was able to investigate reservoirs around the world. Dr. Bereskin began his work in the oil and gas industry with a large, Denver-based, exploration and production company, where he was involved in both frontier work in Nevada, Utah and Wyoming and development efforts in Utah and Wyoming.

John McLennan, Director, has served as a member of the Board since May 2005. Dr. McLennan has worked in geomechanics and petroleum technology companies since receiving his Ph.D. in 1980 (Civil Engineering, University of Toronto). Since then, while with Dowell and Schlumberger Dowell, one focus of his has been on improving stimulation effectiveness by applying rock mechanics principles and new-generation frac simulators. While at TerraTek, and later with Advantek International, he became involved with produced water and drill cuttings reinjection, fracpack design, as well as casing design issues related to compaction. Dr. McLennan has authored or co-authored technical manuals on coalbed methane exploitation, underbalanced drilling and underbalanced completions as well as numerous technical papers. He was Technical Director of ASRC Energy Service E&P Technology Inc. with its main office in Anchorage, Alaska. Dr. McLennan is currently a USTAR associate professor at University of Utah, Department of Chemical Engineering, where he has been employed since 2008, and senior research scientist at Energy & Geoscience Institute, University of Utah since 2009.

Derek Michaelis, Director, has served as a member of the Board since September 2013. Since 2005, Mr. Michaelis has been an equity oil & gas analyst with JVL Advisors, LLC, a private energy investment company based in Houston, Texas, and related entities. JVL Advisors, LLC and related entities are significant shareholders of Lynden. Mr. Michaelis holds a B.A. in Economics from Rice University.

Ron Paton, Director, has served as a member of the Board since January 2005. Mr. Paton is a shareholder with the law firm of Owen Bird Law Corporation based in Vancouver, British Columbia where he practices business and securities law. His clients include private and public companies with domestic and international business interests in a variety of industries. His experience includes advising on equity and debt financings, stock exchange listings, mergers and acquisitions, regulatory compliance, including annual financial disclosure, corporate governance and general corporate, commercial and securities law matters. Prior to joining Owen Bird Law Corporation in 2013, Mr. Paton carried on practice with the Vancouver law firm of Maitland & Company for 24 years. He has also served as a director or officer of several junior public and private companies in the resource and other sectors, and as an audit committee member for a number of public companies. Mr. Paton received his law degree from the University of British Columbia (LL.B. 1988) and was called to the British Columbia bar in 1989.

Except as disclosed below, no proposed director:

(a)	is, or was within 10 years before the date of this information circular, a director, chief executive officer or chief financial officer of any company (including the Company) that:

(i)	was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation for a period of more than 30 consecutive days, that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(ii)	was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation for a period of more than 30 consecutive days, that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)	is, as at the date of this information circular, or has been within the 10 years before the date of this information circular, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(c)	has, within 10 years before the date of this information circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointee to hold the assets of the proposed director.

On or about April 25, 2013, Functional Technologies Corp. (“FEB”), a British Columbia company, of which Ron Paton was a director, filed a notice of intention to make a proposal to its creditors under the Canada Bankruptcy and Insolvency Act. The initial 30 day creditor protection period was extended by court order on or about May 24, 2013. On June 12, 2013, Mr. Paton resigned as a director with immediate effect. It is Mr. Paton’s understanding that, following his resignation, FEB was placed into bankruptcy.

In addition, no proposed director has been subject to:

(a)	any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Vote Required

The affirmative vote of a majority of the votes cast on Proposal 1 is required (1) to fix the number of directors at five and (2) for the election of each director nominee: Messrs. Watt, Bereskin, McLennan, Michaelis, and Paton. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether a quorum is present.

Board Recommendation

The Board recommends a vote “FOR” the fixing of the number of directors at five and “FOR” the election of each of the nominees listed herein.

PROPOSAL 2 –APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Business Corporations Act (British Columbia) requires that the Company’s shareholders annually approve an authorized person as auditor. The Board has nominated Deloitte LLP (“Deloitte”) for re-election as the independent registered public accounting firm to be our auditor and audit our consolidated financial statements as of and for the fiscal year ending June 30, 2016 and until our next annual general meeting, and as our internal control over financial reporting as of June 30, 2016. Deloitte was appointed by the Board to serve as our auditor/independent registered public accounting firm in June 2012 based on the recommendation of the Audit Committee of the Board (the “Audit Committee”). Representatives of Deloitte are not expected to be present at the Meeting.

If the appointment is not approved, the Board may, pursuant to the Business Corporations Act (British Columbia), fill the vacancy in the office of auditor based upon the Audit Committee’s recommendation. In making such recommendation, the Audit Committee will consider whether it should select another independent registered public accounting firm, although the results of the vote are not binding on the Audit Committee.

Vote Required

The affirmative vote of a majority of the votes cast is required for the appointment of Deloitte LLP as our auditor/registered public accounting firm for fiscal year 2016.

Board Recommendation

The Board recommends a vote “FOR” the appointment of Deloitte LLP as our auditor/independent registered public accounting firm for fiscal year 2016 and until the next annual general meeting at a remuneration to be determined by the Board.

EQUITY COMPENSATION PLAN INFORMATION

During the financial year ended June 30, 2015, the Lynden Energy Corp. Stock Option Plan, as amended from time to time, or our “stock option plan,” was the only equity compensation plan under which securities were authorized for issuance. The following table sets forth information with respect to our stock option plan as at the fiscal year ended June 30, 2015.

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options ($) (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	4,270,000	CDN$	0.69	8,749,841	(1)
Equity compensation plans not approved by security holders	0		N/A	0
Total	4,270,000	CDN$	0.69	8,749,841	(1)

(1)	This figure is based on the total number of shares authorized for issuance under our stock option plan, less the number of stock options issued under the stock option plan which were outstanding as at the Company’s financial year ended June 30, 2015. As at June 30, 2015, the Company was authorized to issue options for the purchase of a total of 13,019,841 shares of common stock.

BOARD OF DIRECTORS, BOARD MEETINGS AND COMMITTEES

Board Structure and Leadership

Our Board has five directors and two committees, the Technical Committee and the Audit Committee. Our articles provide that, if the Company is a public company, the Board will consist of at least three directors to be elected annually.

Board Leadership

Until his resignation effective December 31, 2014, the Board was led by Richard Andrews as Chairman of the Board. As of the present date, a replacement has not yet been selected to lead the Board. Pending the selection and appointment of a chairperson, our Board meetings have been led by Colin Watt, our Chief Executive Officer, in his role as a director of the Company. As a result, Colin Watt currently serves as both our principal executive director and chairman of the board. The Company does not have a lead independent director. As discussed under the heading “Corporate Governance,” the Board is committed to sound corporate governance practices and believes that the Company’s corporate governance practices are appropriate and effective for the Company given its current size.

Risk Management

Our Board generally administers its risk oversight function through the board as a whole. Our Chief Executive Officer, who reports to the Board, and our Chief Financial Officer, who reports to our Chief Executive Officer, have day-to-day risk management responsibilities. Each of these executives attends the meetings of our Board, where the Board routinely receives reports on various risk-related items at its meetings, with ample opportunity for specific inquiries of management. The Audit Committee oversees the management of financial and accounting related risks and provides additional risk oversight through its regular meetings, where it receives appropriate reports from our Chief Executive Officer, our Chief Financial Officer, and reviews our contingencies, significant transactions and subsequent events, among other matters, with management and our independent auditors. The Board considers the reports of the Chief Executive Officer, Chief Financial Officer and the Audit Committee and provides feedback to management and the Audit Committee regarding our risk exposure, the potential impact on us, and steps being taken to mitigate such risks.

Audit Committee

The primary function of the Audit Committee is to assist the Board in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting, and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Audit Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.

Membership

Our Audit Committee consists of John McLennan, Ron Paton and Colin Watt (Chair). Colin Watt is an executive officer of the Company and Ron Paton is the Company’s legal counsel, and accordingly, the Board has determined that they are not considered to be independent as defined in National Instrument 51-110 (“NI 51-110”) or the rules of the NYSE MKT LLC or Rule 10A-3 of the Securities Exchange Act

of 1934 (the “Exchange Act”). The Company’s Audit Committee does, however, meet the requirements applicable to a “venture issuer” (as defined in National Instrument 51-102 – Continuous Disclosure Obligations) and the requirements of the TSX Venture Exchange.

The Board has determined that each of John McLennan, Ron Paton and Colin Watt are “financially literate” as defined in NI 51-110 and that Mr. Watt is an “audit committee financial expert” as described in Item 407(d)(5) of Regulation S-K. Details concerning the education and experience that are relevant to the performance of Messrs. McLennan, Paton and Watt’s responsibilities as members of the audit committee are set out above under the heading “Directors.”

Charter

The Audit Committee operates under a written charter adopted by our Board. The Audit Committee charter is attached hereto as Appendix A and is available under the Investors section of our website at www.lyndenenergy.com . Pursuant to its charter, the Audit Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor the Company’s financial reporting and internal control systems and review the Company’s financial statements;

•	review and appraise the performance of the Company’s external auditors; and

•	provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board.

Other Committees

Other than the Audit Committee, the only other standing committee of the Board is the Technical Committee. The responsibilities of the Technical Committee include overseeing the review of potential mineral properties recommended by management and guiding due diligence activities concerning such properties, and overseeing such matters relating to exploration activities and development undertaken on properties held by the Company. The members of the Technical Committee are Robert Bereskin (chair), John McLennan and Colin Watt.

The Company does not have a compensation committee. The Board has not adopted any specific policies or practices to determine the compensation for the Company’s directors and executive officers other than as disclosed below in “Narrative to Summary Compensation Table.”

The Company does not have a nominating committee. The Board has not adopted any specific policies or practices to determine nominations for the Company’s directors other than as disclosed below in “Identifying and Evaluating Nominees for Directors.”

CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the shareholders, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of the Company. National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”) establishes corporate governance guidelines which apply to all public companies. These guidelines are not intended to be prescriptive but to be used by issuers in developing their own corporate governance practices. The Board is committed to sound corporate governance practices and feels that the Company’s corporate governance practices are appropriate and effective for the Company given its current size.

The Company’s corporate governance practices are summarized below.

Corporate Governance Policies and Practices

The Board meets formally on an as needed basis to review and discuss the Company’s business activities, to provide guidance to management, and to consider and, if thought fit, to approve matters presented to the Board for approval, and to provide guidance to management. In addition, management informally provides updates to the Board at least once per quarter between formal meetings. In general, management consults with the Board when deemed appropriate to keep it informed regarding the Company’s affairs.

The Board facilitates the exercise of independent supervision over management through these various meetings. At present, the Board has an Audit Committee and a Technical Committee. When necessary, the Board will form a special committee of independent directors to deal with matters requiring independence. The composition of the Board is such that the independent directors have significant experience in business affairs and, as a result, these directors are able to provide significant and valuable independent supervision over management.

Ethical Business Conduct

The Board does not currently have a written code of ethics, but views good corporate governance as an integral component to the success of the Company. The Company’s Audit Committee has established a “whistleblower” policy to encourage employees to raise concerns about business conduct.

Board Independence

NP 58-201 suggests that the board of directors of a public company should be constituted with a majority of individuals who qualify as “independent” directors. An “independent” director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act with a view to the best interests of the company, other than interests and relationships arising from shareholding. In addition, where a company has a significant shareholder, NP 58-201 suggests that a board of directors should include a number of directors who do not have interests in either the company or the significant shareholder. Of our director nominees, Robert Bereskin, John McLennan and Derek Michaelis are considered by the Board to be “independent” within the meaning of NP 58-201. Colin Watt is an executive officer of the Company and Ron Paton is the Company’s legal counsel; accordingly, they are considered to be “non-independent.”

Additionally, although we are not listed on any U.S. securities exchange and therefore are not subject to the listing requirements of the NYSE MKT LLC, the Board has determined that Robert Bereskin, John McLennan and Derek Michaelis are independent as defined by the rules of the NYSE MKT LLC.

Directorships

The current directors of the Company named in the table below are directors of other issuers that are reporting issuers in either a jurisdiction of Canada or a foreign jurisdiction as shown.

Name of Director	Name of Other Reporting Issuer
Colin Watt	Emerita Resources Corp. Global Minerals Ltd. Kicking Horse Energy Inc. Oakham Capital Corp. Stonehaven Exploration Ltd.

Orientation and Continuing Education

At present, the Company does not provide a formal orientation and education program for new directors. Prior to joining the Board, potential members are encouraged to meet with management and inform themselves regarding management and the Company’s affairs. After joining the Board, management and the Board chair provide orientation both at the outset and on an ongoing basis. The Company currently has no specific policy regarding continuing education for directors, and requests for education are encouraged, and dealt with on an ad hoc basis.

Identifying and Evaluating Nominees for Directors

The Board does not have a nominating committee. Once a decision has been made to add or replace a director, the task of identifying new candidates will fall on the Board and management. If a candidate looks promising, the Board and management will conduct due diligence on the candidate and interview the candidate, and if the results are satisfactory the candidate is invited to join the Board.

The Board seeks to ensure that the Board is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively. More specifically, in identifying candidates for membership on the Board, takes into account (1) individual qualifications, such as strength of character, mature judgment and industry knowledge or business experience, and (2) all other factors it considers appropriate, including alignment with our shareholders.

The Board has no specific policy on diversity. However, the Board does not discriminate on the basis of race, gender, age or cultural background in identifying and nominating nominees for director. For purposes of consideration of diversity, the Board includes members with differences of viewpoint, professional experience, education, skills and other individual qualities and attributes.

The Board may consider suggestions from many sources regarding possible candidates for nomination to the Board, including suggestions from management, directors and shareholders. For the deadlines for shareholder suggestions to the Board of individuals to be considered for nomination as candidates to be elected at the 2016 annual general meeting of shareholders, see “Submission of Shareholder Proposals and Other Deadlines for the 2016 Annual General Meeting of Shareholders.”

Any such suggestion should be sent to the Board, c/o our Corporate Secretary, Lynden Energy Corp., Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia, V6C 3K4. The information should include the name, address and principal occupation of the individual being suggested, the number of shares owned beneficially and of record by the individual, a description of all arrangements or understandings (if any) between the shareholder and the individual being suggested for the Board’s consideration, the information about the shareholder and the individual being suggested that would be required to be included in a dissident’s proxy statement and information circular prepared in accordance with the requirements of the Business Corporations Act (British Columbia) and any applicable Canadian securities law and an indication of the individual’s willingness to be named as a nominee and to serve as a director if nominated by the Board. Possible candidates who have been suggested by shareholders are evaluated by the Board in the same manner as are other possible candidates. The Board has not retained a third-party search firm to identify candidates at this time but may do so in the future in its discretion.

Assessments

At present, the Board does not have a formal process for assessing the effectiveness of the Board, the Board committees and whether individual directors are performing effectively. These matters are dealt with by the Board on a case by case basis. The Board is of the view that the Company’s shareholders are the most important assessors of Board performance and that they provide the most effective, objective assessment of the Board’s performance.

Communications with the Board

Shareholders may send written communications to the Board, c/o our Corporate Secretary, Lynden Energy Corp., Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia, V6C 3K4. These communications will be compiled by the Corporate Secretary and promptly forwarded to the Board.

Meetings of the Board and Director Attendance at Annual General Meetings of Shareholders

During fiscal 2015, our Board held three meetings and the Audit Committee held five meetings. All directors attended in person or by telephone 100% of the total Board meetings and meetings of Board committees of which he was a member in fiscal 2015.

The Company does not have a policy regarding director attendance at annual general meetings. Two directors attended the 2015 annual general meeting of the shareholders held on April 22, 2015.

STOCK OWNERSHIP MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, Section 16 officers and persons who beneficially own more than 10% of the shares of our common stock to file initial reports of ownership on Form 3 and reports of changes of ownership on Forms 4 and 5 with the Securities and Exchange Commission (the “SEC”). These Section 16 officers, directors and 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms that they file. Specific due dates for these reports have been established by regulation, and we are required to report in this proxy statement and information circular any failure to file by these dates in fiscal 2015.

Based solely on our review of reports and written representations that we have received during the year ended June 30, 2015, we believe that all required reports were timely filed.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of the close of business October 2, 2015, beneficial ownership of our common stock by our directors, the executive officers named in the Summary Compensation Table, all directors and executive officers as a group, and all persons who were known to us to be the beneficial owners of more than 5% of our outstanding shares. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Each individual or entity named has sole investment and voting power with respect to the common shares indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

Shares of common stock subject to options or warrants that are exercisable within 60 days from October 2, 2015 are considered outstanding and beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing percentage ownership of any other person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Richard Andrews	5,361,000	(1)	4.06%
Colin Watt	2,442,699	(2)	1.85%
Robert Bereskin	75,000	(3)	*
John McLennan	131,250	(4)	*
Derek Michaelis	0		*
Ron Paton	531,250	(5)	*
Laurie Sadler	58,600	(6)	*
All Officers and Directors as a Group	8,599,799		6.41%
John Lovoi	23,762,100	(7)	18.25%

*	Indicates holder of less than 1% of outstanding shares.
(1)	Includes (i) 1,262,950 shares of common stock owned by Hawken Trust and (ii) 1,762,500 stock options held of record by Richard Andrews which are vested and are exercisable into 1,762,500 shares of common stock. The address for Mr. Andrews is 120 Hwy 28, Unit 47, Stillwater Cove, Crystal Bay, Nevada 89402. Mr. Andrews resigned his position as Chairman effective December 31, 2014.
(2)	Includes 1,635,000 stock options held of record by Colin Watt which are vested and are exercisable into 1,635,000 shares of common stock. The address for Mr. Watt is Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia V6C 3K4.
(3)	Includes 50,000 stock options held of record by Robert Bereskin which are vested and are exercisable into 50,000 shares of common stock. The address for Mr. Bereskin is Suite 1200, 888 Dunsmuir St., Vancouver, BC V6C 3K4.
(4)	Includes 131,250 stock options held of record by John McLennan which are vested and are exercisable into 131,250 shares of common stock. The address for Mr. McLennan is Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia V6C 3K4.
(5)	Includes 431,250 stock options held of record by Ron Paton which are vested and are exercisable into 431,250 shares of common stock. The address for Mr. Paton is 29th Floor, 595 Burrard Street, Vancouver, British Columbia V7X 1J5.
(6)	Includes 50,000 stock options held of record by Laurie Sadler which are vested and are exercisable into 50,000 shares of common stock. The address for Mr. Sadler is Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia V6C 3K4.
(7)

Includes the following limited partnerships which are indirectly controlled by JVL Advisors, LLC, the membership interests of which are substantially owned by John Lovoi, (i) 1,630,627 shares of common stock owned by Asklepios Energy Fund, LP, (ii) 4,597,822 shares of common stock owned by Hephaestus Energy

Fund LP, (iii) 9,616,948 shares of common stock owned by Luxiver, LP, (iv) 4,931,449 shares of common stock owned by Navitas Fund, LP, (v) 1,884,574 shares of common stock owned by Panakeia Energy Fund, LP, (vi) 336,658 shares of common stock owned by TJS Energy Fund, LP, (vii) 414,973 shares of common stock owned by URJA, LP, (viii) 235,301 shares of common stock owned by Children’s Energy Fund, (ix) 113,748 shares of common stock owned by LVPU, LP. The address for Mr. Lovoi is Suite 550, 10000 Memorial Drive, Houston, Texas 77024.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions of our executive officers.

Name	Age	Position
Colin Watt	44	President, Chief Executive Officer, Corporate Secretary and Director
Laurie Sadler	70	Chief Financial Officer

The biographical information for Mr. Watt may be found above under “Proposal 1 – Election of Directors.”

Laurie Sadler, Chief Financial Officer, has served as our chief financial officer since July 2005. Mr. Sadler is a retired Chartered Accountant with extensive experience as a business advisor to public and private companies. Mr. Sadler was a founder and managing partner of the firm Sadler, Weismiller, Spencer, Chartered Accountants (1984-2001) and has a Masters of Business Administration from the University of Western Ontario.

EXECUTIVE COMPENSATION

We are currently considered an emerging growth company for purposes of the Securities and Exchange Commission’s (“SEC”) executive compensation disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures. Further, our reporting obligations extend only to the individuals serving as our chief executive officer, and our two other most highly compensated executive officers, therefore we have presented information for Mr. Watt (our Chief Executive Officer), Mr. Sadler (an executive officer) and for Mr. Andrews (who would have been deemed to be an executive officer had he still been serving in his prior position at the end of the fiscal year). For the fiscal year ending June 30, 2015, our “Named Executive Officers” were:

Named Executive Officer	Title
Richard Andrews	Former Chairman
Colin Watt	President, Chief Executive Officer and Corporate Secretary
Laurie Sadler	Chief Financial Officer

Mr. Andrews resigned effective December 31, 2014, but is still considered to be a named executive officer for the fiscal year ending June 30, 2015.

Summary Compensation Table

The following table sets forth all annual and long term compensation for services paid to or earned by the Named Executive Officers during the most recently completed financial year.

Name and Principal Position During the Financial Year Ended June 30, 2015	Financial Year Ended June 30	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All other compens- ation ($)		Total compens- ation ($)
Richard Andrews	2015	0	70,000	0	0	180,000	(1)	250,000
Former Chairman	2014	0	70,000	0	0	182,115		252,115
Colin Watt	2015	0	0	0	0	341,596	(2)	341,596
Chief Executive Officer	2014	0	0	0	0	226,059	(2)	226,059
Laurie Sadler	2015	0	0	0	0	13,630	(3)	13,630
Chief Financial Officer	2014	0	0	0	0	14,946	(3)	14,946

(1)	Of this amount, $90,000 was paid to Mr. Andrews pursuant to the Andrews Agreement, and $90,000 was paid to Mr. Andrews pursuant to the Andrews Consulting Agreement, each described in greater detail below.
(2)	Paid, pursuant to the Watt Agreement as described in greater detail below, to Squall Capital Corp., a company controlled by Colin Watt, for the services provided by Colin Watt and for administrative services provided by several employees of Squall Capital Corp. Of this amount, in fiscal 2015 Squall Capital Corp. paid $142,267 directly to Colin Watt and $160,005 was paid through as salary to Squall Capital Corp. employees. The amount paid to Squall Capital Corp. was paid in Canadian dollars and is presented in U.S. dollars. This amount was translated at CDN$1= US$0.8519 for the fiscal year ended June 30, 2015. The conversion of Canadian dollars into U.S. dollars was based on the monthly average exchange rate during the fiscal year ended June 30, 2015.
(3)

Paid to Timeout Holdings Inc., a private company owned by Mr. Sadler, for fees for acting as the Company’s Chief Financial Officer. The amount was paid to Timeout Holdings Inc. in Canadian dollars and is presented in

U.S. dollars. This amount was translated at CDN$1=US$0.8519 for the fiscal year ended June 30, 2015. The conversion of Canadian dollars into U.S. dollars was based on the monthly average exchange rate during the fiscal year ended June 30, 2015.

Narrative to the Summary Compensation Table

Compensation paid to our Named Executive Officers is determined solely based on discussions by the Board. The Board follows a compensation philosophy that aligns the Named Executive Officers’ interests with those of our shareholders and seeks to provide incentives designed to ensure that we attract, retain and motivate key talents in this highly specialized and technical public junior natural resource industry.

The Board believes that a total compensation package including consulting fees and stock options is appropriate in achieving its objectives. We do not have any predetermined performance goals for our Named Executive Officers, but expect each Named Executive Officer to serve the Company and its shareholders to the best of his abilities, putting shareholder interests and value first in his decision making.

Each of the Named Executive Officers is compensated primarily by a consulting fee that is negotiated between the Company and the Named Executive Officer. Stock options are granted from time to time to Named Executive Officers to align the Named Executive Officers’ interests with those of the shareholders. The number of stock options granted to each Named Executive Officer is determined solely by the Board and is based on the Named Executive Officer’s performance, his consulting fee, if any, and the Company’s share price at the time these stock options are granted.

The services of Richard Andrews, our former chairman of the Board, were provided pursuant to a services agreement (the “Andrews Agreement”) dated January 1, 2013 between Mr. Andrews and the Company. Pursuant to the terms of the Andrews Agreement, Mr. Andrews was paid $15,000 per month and, provided Mr. Andrews was continuously engaged by the Company during the calendar year, an annual bonus in the amount of $70,000.

The services of Colin Watt, the president, chief executive officer and corporate secretary of the Company, are provided pursuant to a management agreement (the “Watt Agreement”) dated January 1, 2013 between Mr. Watt and the Company. Pursuant to the terms of the Watt Agreement, Squall Capital Corp. is paid up to CDN$20,000 per month, for the services of Colin Watt and for the administrative services provided by several employees of Squall Capital Corp.

The Company pays Timeout Holdings Inc., a private company owned by Laurie Sadler, CDN$1,333.00 per month for providing the services of Laurie Sadler as the Company’s Chief Financial Officer.

Option-Based Awards for Year Ended June 30, 2015

The Company currently has in place a “rolling” stock option plan. The purpose of granting stock options is to assist the Company in compensating, attracting, retaining and motivating its executive officers and to closely align the personal interests of such persons to that of the shareholders. In determining the number of options to be granted to the executive officers, the Board will take into account the number of options, if any, previously granted to each executive officer and the exercise price of any outstanding options to ensure that such grants are in accordance with the policies of the TSX Venture Exchange.

See “Outstanding Equity Awards at Fiscal Year End” below for details of the option-based awards outstanding as at June 30, 2015.

Outstanding Equity Awards at Fiscal Year End

During the financial year ended June 30, 2015, the Company did not grant any stock options and there were no re-pricings of stock options under the stock option plan or otherwise.

The following table discloses the particulars of the option-based awards granted to the Named Executive Officers under the Company’s stock option plan which were outstanding as at June 30, 2015.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price (CDN$)	Option Expiration Date
Richard Andrews	1,150,000 612,500	0.80 0.50	July 21, 2016 July 2, 2017
Colin Watt	97,500 925,000 612,500	0.60 0.80 0.50	July 20, 2015 July 21, 2016 July 2, 2017
Laurie Sadler	50,000	0.80	July 21, 2016

The Company currently has in place a “rolling” stock option plan for the purpose of attracting and motivating directors, officers, employees and consultants of the Company and advancing interests of the Company by affording such person with the opportunity to acquire an equity interest in the Company through rights granted under the stock option plan to purchase common stock of the Company. The Company has reserved 10% of its outstanding shares for issuance under the stock option plan. The Board may, at the time an option is awarded or upon renegotiation of the same, attach restrictions relating to the exercise of the option, including but not limited to vesting provisions. Any such restrictions are indicated on the applicable option certificate. Notwithstanding the foregoing, options issued to consultants performing investor relations activities must vest in stages over at least twelve months with not more than one-quarter of the options vesting in any three month period.

Pension Benefits

The Company does not maintain or sponsor any pension or retirement plans.

Potential Payments upon Termination or Change in Control

Except as disclosed below, the Company does not have any compensatory plans, contracts or arrangements that provide for payments to a Named Executive Officer at, following or in connection with any termination, resignation, retirement, a change in control of the Company or a change in a Named Executive Officer’s responsibilities.

Richard Andrews

The services of Richard Andrews, the former chairman of the Board, were provided pursuant to the Andrews Agreement. Mr. Andrews resigned as chairman on December 31, 2014, and the Andrews Agreement did not provide him with any severance or other benefits at that time. Subsequent to December 31, 2014, however, the Company entered into a new agreement with Mr. Andrews to provide business consulting services as a senior advisor following his resignation (the “Andrews Consulting Agreement”). The Andrews Consulting Agreement became effective on January 1, 2015 and requires Mr.

Andrews to make himself available for consulting services for an initial term of twelve months, with the term automatically renewing for subsequent twelve month periods unless otherwise terminated by Mr. Andrews or the Company. Either party may terminate the agreement at any time with three months’ notice, although the Company could not give notice without cause until September 30, 2015. Mr. Andrews will receive $15,000 per month for his consulting services, and will be eligible to receive an additional payment of $70,000 for any calendar year in which he provides the Company with continuous consulting services during that year. Mr. Andrews will also remain eligible to receive stock options under the Company’s stock option plan during any period that he is providing consulting services.

In the event that the Andrews Consulting Agreement is terminated by Mr. Andrews for a “permitted reason” the Company will pay him a termination fee of $500,000. A “permitted reason” will consist of the Company’s assignment of substantially new or different duties inconsistent with Mr. Andrew’s consulting duties, a reduction in fees not previously agreed to by Mr. Andrews, or the Company’s requirement that Mr. Andrews provide his consulting services more than 50 miles away from his previously approved location.

If the Andrews Consulting Agreement is terminated by the Company within 12 months of a Change of Control (as defined in the Andrews Consulting Agreement) other than for cause, or the Andrews Consulting Agreement is terminated by Mr. Andrews at any time within six months after a Change of Control, Mr. Andrews would receive a termination payment of $500,000. Any outstanding stock options awards that Mr. Andrews holds at the time that a transaction that would constitute a Change of Control is announced shall receive accelerated vesting.

The Company may terminate the Andrews Consulting Agreement and any outstanding stock option awards that Mr. Andrews may hold at any time without payment if the Company finds an occurrence of any of the following events:

•	Mr. Andrews’ act of fraud or material dishonesty;

•	Mr. Andrews’ willful neglect of his duties;

•	Mr. Andrews’ death or disability; or

•	The Board finds that Mr. Andrews’ behavior is detrimental to the business of the Company or its subsidiaries.

Colin Watt

The services of Colin Watt, the president, chief executive officer and corporate secretary of the Company, are provided pursuant to the Watt Agreement. Mr. Watt may terminate the Watt Agreement on two weeks’ written notice for Good Cause (as defined below), in which case the Company is obligated to pay Mr. Watt CDN$500,000 on the termination date.

Good Cause means the occurrence of one of the following events without Mr. Watt’s express written consent:

•	the assignment by the Company to Mr. Watt, without Mr. Watt’s consent, of any substantial new or different duties inconsistent with the his positions, duties, responsibilities and status with the Company immediately prior to such change in assigned duties;

•	a material reduction in Mr. Watt’s responsibilities, without the his consent, except as a result of his death or disability;

•	a reduction by the Company in Mr. Watt’s compensation not agreed to by him;

•	the requirement by the Company that Mr. Watt be based anywhere other than within a 50 kilometer radius of his then current location; or

•	the failure by the Company to continue in effect, or a material change in the terms of Mr. Watt’s participation in benefits under the stock option plan, the effect of which would be to materially reduce the total value, in the aggregate, of the benefit to him under the stock option plan.

The Company may terminate the Watt Agreement without cause at any time by notice in writing stating the effective date of termination, in which case the Company is obligated to pay Mr. Watt CDN$500,000 on the termination date.

If the Watt Agreement is terminated within 12 months of a Change of Control (as defined in the Watt Agreement) by the Company other than for cause, or the Watt Agreement is terminated by Mr. Watt at any time within six months after a change of control, Mr. Watt will receive a termination payment of CDN$500,000.

DIRECTOR COMPENSATION

Compensation for the Named Executive Officers that also serve as directors has been disclosed in the “Summary Compensation Table” above. The Company pays its independent directors for acting as such and is determined solely based on discussions by the Board. Directors are also eligible to receive stock option grants.

The Company has a stock option plan for the granting of stock options to certain persons including directors. The purpose of granting such options is to assist the Company in compensating, attracting, retaining and motivating the directors of the Company and to closely align the personal interests of such persons to that of the shareholders. The Company does not grant stock options on a regular pre-determined basis. In determining the number of options to be granted to the directors, the Board will take into account the number of options, if any, previously granted to each director and the exercise price of any outstanding options to ensure that such grants are in accordance with the policies of the TSX Venture Exchange. See “Outstanding Equity Awards as at Fiscal Year End” above.

The following table discloses the particulars of the compensation provided to the directors of the Company (excluding the Named Executive Officers) for the financial year ended June 30, 2015.

Director Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($) (1)	Total ($)
Robert Bereskin	$58,000	$0	$58,000
John McLennan	24,000	0	$24,000
Derek Michaelis	0	0	0
Ron Paton	0	0	0

(1)	As of June 30, 2015, Mr. Bereskin held 50,000 outstanding options, Mr. McLennan held 131,250 outstanding options, and Mr. Paton held 431,250 outstanding options.

Mr. Robert Bereskin is paid $2,000 per month for acting as a director of the Company, and is paid $2,000 per month for acting as the Chair of the Company’s Technical Committee. During the fiscal year ended June 30, 2015 Mr. Bereskin was paid $10,000 for supplementary work in his role as Chair of the Company’s Technical Committee.

Mr. John McLennan is paid $2,000 per month for acting as a director of the Company.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

We do not maintain a policy for approval of Related Party Transactions. A “Related Party Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds the lesser of (a) $120,000 or (b) one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any Related Person had, has or will have a direct or indirect material interest. A “Related Person” means:

•	any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

•	any person who is known by us to be the beneficial owner of more than 5% of our shares of common stock;

•	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our common shares, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our common shares; and

•	any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Board periodically reviews all Related Party Transactions that the rules of the SEC require be disclosed in the Company’s annual report or proxy statement and information circular, as applicable, and makes a determination regarding the initial authorization or ratification of any such transaction.

In determining whether to approve or disapprove entry into a Related Party Transaction, the Board will take into account, among other factors, the following: (1) whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and (2) the extent of the Related Person’s interest in the transaction.

Except as described in this section, there has not been any transaction or series of similar transactions (aside from compensation for services rendered) during the last three completed financial years or any proposed transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds the lesser of (a) $120,000 or (b) one percent of the average of our total assets at year end for the last two completed fiscal years and in which any of the Company’s directors, executive officers, holders of more than 5% of any class of its voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

See “Executive Compensation” for details regarding compensation arrangements with our directors and executive officers.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Other than as disclosed elsewhere in this information circular, to the knowledge of management of the

Company, none of the directors or executive officers of the Company, no proposed nominee for election as a director of the Company, none of the persons who have been directors or executive officers of the Company since the commencement of the Company’s last completed financial year and no associate or affiliate of any of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting other than the election of directors and the appointment of the Company’s auditor.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

For the purposes of this information circular, “informed person” means:

(a)	a director or executive officer of the Company;

(b)	a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company;

(c)	any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company, or a combination of both, carrying more than 10% of the voting rights attached to all outstanding voting securities of the Company, other than voting securities held by the person or company as underwriter in the course of a distribution; and

(d)	the Company if it has purchased, redeemed or otherwise acquired any of its own securities, for so long as it holds any of its securities.

Except as described in this section, no informed person, no proposed director of the Company and no associate or affiliate of any such informed person or proposed director has or has had any material interest, direct or indirect, in any transaction undertaken by the Company during its last completed financial year or in any proposed transaction, which, in either case, has materially affected or will materially affect the Company or any of its subsidiaries.

NORMAL COURSE ISSUER BID

On June 18, 2015, the Company filed a Notice of Intention to Make a Normal Course Issuer Bid (the “NCIB Notice”) with the TSX Venture Exchange advising of its intention to purchase up to 6,500,000 of its common shares at market price through the facilities of the TSX Venture Exchange or other recognized marketplaces (the “NCIB”). The NCIB is being conducted through Haywood Securities Inc. of Vancouver, British Columbia, and expires on June 28, 2016. The Company has not purchased any of its common shares under the NCIB up to and including October 2, 2015.

The Company did not purchase any of its common shares pursuant to a normal course issuer bid within the 12 months prior to the date of the NCIB Notice.

Shareholders can obtain a copy of the NCIB Notice by contacting the Company at Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia, V6C 3K4.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed Deloitte LLP as our independent registered public accounting firm to audit our consolidated financial statements and as internal control over financial reporting as of and for the fiscal year ending June 30, 2015. Shareholders are being asked to ratify the appointment of Deloitte at the Meeting under Proposal 2.

Representatives of Deloitte are not expected to be present at the Meeting.

Audit Fees

Our independent registered public accounting firm for the fiscal years ending 2015 and 2014 was Deloitte LLP. Fees paid to Deloitte for fiscal 2015 and 2014 are as follows:

	2015		2014
Audit Fees (1)	CDN$	278,000	CDN$	78,000
Audit-Related Fees (2)	CDN$	66,560		0
Tax Fees (3)	CDN$	26,723	CDN$	109,675
All Other Fees		0		0

Total	CDN$	371,283	CDN$	187,675

(1)	Fees for professional services provided in connection with the audits of the Company’s annual financial statements and internal control over financial reporting, statutory and regulatory filings and review of the Company’s quarterly financial statements.
(2)	Fees charged for assurance and related services reasonably related to the performance of an audit, and not included under “Audit Fees”
(3)	Fees charged for tax compliance, tax advice and tax planning services.

Preapproval Policy and Procedures

The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or to the extent permitted by law, non-audit services) our independent registered public accounting firm provides. All audit and audit-related services rendered by Deloitte in fiscal 2015 and 2014 were approved by the Audit Committee before Deloitte was engaged for such services. No services of any kind were approved pursuant to the exemption in section 2.4 of NI 52-110 (De Minimis Non-audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

AUDIT COMMITTEE REPORT

The following statement is furnished by our Audit Committee and is not incorporated by reference into any document that we file with the SEC.

This statement is being provided to inform shareholders of the Audit Committee’s oversight with respect to our financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended June 30, 2015, and related notes with management and the independent registered public accounting firm. In addition, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, as amended. The Audit

Committee discussed with our independent registered public accounting firm the independence of such firm from our management, including a review of audit and non-audit fees, and received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed with our management and the independent registered public accounting firm such other matters and received such assurance from them, as the Audit Committee deemed appropriate.

Management is responsible for the preparation and presentation of the Company’s audited financial statements, the establishment and maintenance of our disclosure controls and procedures and the establishment, maintenance and evaluation of the effectiveness of our internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements and internal control over financial reporting according to the standards of the PCAOB and issuing reports. The Audit Committee’s responsibility is to monitor and oversee this process.

Based on the foregoing review and discussions with management and the independent registered public accounting firm, and relying thereon, we have recommended to the Company and the Board the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended June 30, 2015, for filing with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting for the Company and are not experts in auditor independence standards. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the Company’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements and internal control over financial reporting has been carried out according to the standards of the PCAOB, that the financial statements are presented according to Generally Accepted Accounting Principles (“GAAP”) standards or that Deloitte LLP is in fact independent.

Respectfully submitted by the Audit Committee of the Board,

Colin Watt, Chairman

John McLennan

Ron Paton

OTHER MATTERS

Other Proposals at the Annual Meeting of Shareholders

Our Board knows of no other matters to come before the Meeting other than those referred to in the notice of meeting. Should any other matters properly come before the Meeting, the shares represented by the instrument of proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting by proxy provided that such authority is granted to the proxyholder by the proxy.

The information contained in this proxy statement and information circular in the section entitled “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

Submission of Shareholder Proposals and Other Deadlines for the 2016 Annual Meeting of Shareholders

Pursuant to Rule 14a-8 under the Exchange Act, some shareholder proposals may be eligible for inclusion in our 2016 proxy statement and information circular. Under the SEC’s rules and regulations, shareholders interested in submitting proposals in our proxy statement and information circular may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, shareholder proposals must be received by our Corporate Secretary at Lynden Energy Corp., 888 Dunsmuir Street, Suite 1200, Vancouver, BC V6C 3K4, no later than June 20, 2016 (which is 120 days before the first anniversary of the date that this proxy statement and information circular was first released to the shareholders of the Company), to be eligible for inclusion in our 2016 proxy statement and information circular.

Pursuant to the Business Corporations Act (British Columbia), shareholders who wish to make proposals to be considered at our 2016 annual meeting must provide proper notice and follow the procedures set forth in Division 7 of Part 5 of the Business Corporations Act (British Columbia). In general, shareholder proposals must be received by our Corporate Secretary at Lynden Energy Corp., 888 Dunsmuir Street, Suite 1200, Vancouver, BC V6C 3K4 by September 1, 2016 (which is three months before the first anniversary of the Meeting) to be considered at the 2016 annual general meeting of shareholders. After this date, any shareholder proposal will be considered untimely.

Additionally, as more specifically provided for in our articles, a shareholder making a nomination for election to our Board for our 2016 annual meeting of shareholders must deliver proper notice to our Corporate Secretary at Lynden Energy Corp., 888 Dunsmuir Street, Suite 1200, Vancouver, BC V6C 3K4 not less than 30 nor more than 65 days prior to the date of the annual general meeting of shareholders; provided, however, that in the event that the annual general meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, notice by the nominating shareholder may be made not later than the close of business on the 10th day following the Notice Date. For each individual that a shareholder proposes to nominate as a director, the shareholder must provide notice to our Corporate Secretary within the time limits described above and comply with the information requirements in our articles relating to shareholder nominations. See “Corporate Governance—Identifying and Evaluating Nominees for Directors” for additional information about shareholder nominations.

Pursuant to Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a shareholder at the 2016 annual meeting that the shareholder does not seek to have included in our proxy statement and information circular if (except as described in the following sentence) the proxy statement and information circular discloses the nature of the matter and how our Board intends to exercise its discretion to vote on such matter, unless we are notified of the proposal on or before September 4, 2016, and the shareholder satisfies the other requirements of Rule 14a-4(c)(2). If we first receive notice of such matter after September 4, 2016, and the matter nonetheless is permitted to be presented at the 2016 annual meeting of shareholders, our Board may exercise discretionary voting authority with respect to any such matter without including any discussion of the matter in the proxy statement and information circular for the 2016 annual meeting of shareholders. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

Detailed information for submitting shareholder proposals is available upon written request to our Corporate Secretary at Lynden Energy Corp., 888 Dunsmuir Street, Suite 1200, Vancouver, British Columbia, V6C 3K4.

2015 Annual Report to Shareholders

Our 2015 annual report to shareholder accompanies this proxy statement and information circular. The 2015 annual report to shareholder is not a part of the proxy soliciting material.

Additional Information About Lynden Energy Corp.

If you would like to receive information about Lynden Energy Corp., please visit our website at www.lyndenenergy.com. The Investors section of our website contains, among other things, financial information, stock quotes and links to our filings with the SEC and on SEDAR. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial period which are filed with the SEC and on SEDAR.

A copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2015, including the financial statements and the financial statement schedules, if any, but not including exhibits, will be provided at no charge to each person to whom this proxy statement and information circular is delivered upon the written request of such person addressed to Lynden Energy Corp., Suite 1200, 888 Dunsmuir Street, Vancouver, British Columbia, V6C 3K4, or by contacting us at (604) 629-2991.

You may read without charge, and copy at prescribed rates, all or any portion of the proxy statement and information circular or any reports, statements or other information in the files at the public reference facilities of the SEC’s principal office at Room 1580, 100 F Street, N.E., Washington, D.C., 20549. You can request copies of these documents upon payment of a duplicating fee by writing to the SEC. You may call the SEC at 1-800-SEC-0330 for further information on the operation of its public reference rooms. Our filings are also available to you on the Internet website maintained by the SEC at www.sec.gov. Additionally, information concerning the Company is available under its profile on the SEDAR website at www.sedar.com.

In this proxy statement and information circular, we state that information and documents are available on our website. These references are merely intended to suggest where our shareholders may obtain additional information. The materials and other information presented on our website are not incorporated in and should not otherwise be considered part of this proxy statement and information circular.

The Board knows of no other matters to come before the Meeting other than those referred to in the notice of meeting. Should any other matters properly come before the Meeting, the shares represented by the instrument of proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting by proxy provided that such authority is granted to the proxyholder by the proxy.

The contents and sending of this proxy statement and information circular have been approved by the Board.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Colin Watt

Colin Watt
President, Chief Executive Officer, Corporate Secretary and Director

Vancouver, British Columbia

October 28, 2015

Appendix A

LYNDEN ENERGY CORP.

AUDIT COMMITTEE CHARTER

(the “Charter”)

Mandate

The primary function of the Committee is to assist the board of directors in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to regulatory authorities and shareholders, the Corporation’s systems of internal controls regarding finance and accounting, and the Corporation’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor the Corporation’s financial reporting and internal control systems and review the Corporation’s financial statements;

•	review and appraise the performance of the Corporation’s external auditors; and

•	provide an open avenue of communication among the Corporation’s auditors, financial and senior management and the board of directors.

Composition

The Committee shall be comprised of three directors as determined by the board of directors, the majority of whom shall be free from any relationship that, in the opinion of the board of directors, would reasonably interfere with the exercise of his or her independent judgment as a member of the Committee. At least one member of the Committee shall have accounting or related financial management expertise. All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices. For the purposes of the Committee’s Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Corporation’s financial statements. The members of the Committee shall be elected annually by the board of directors at its first meeting following the annual shareholders’ meeting.

Meetings

The Committee shall meet with the frequency that the Committee determines appropriate.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

1.	Review and, if necessary, update the Charter annually.

2.	Review the Corporation’s financial statements, MD&A and any annual and interim earnings, press releases before the Corporation publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors.

3.	Confirm that adequate procedures are in place for the review of the Corporation’s public disclosure of financial information extracted or derived from the Corporation’s financial statements.

External Auditors

1.	Review annually, the performance of the external auditors who shall be ultimately accountable to the board of directors and the Committee as representatives of the shareholders of the Corporation.

2.	Obtain annually, a formal written statement of the external auditors setting forth all relationships between the external auditors and the Corporation, consistent with the Independence Standards Board Standard 1 or succeeding policy.

3.	Review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors.

4.	Take, or recommend that the full board of directors, take appropriate action to oversee the independence of the external auditors.

5.	Recommend to the board of directors the selection and compensation and, where applicable, the replacement of the external auditors nominated annually for shareholder approval.

6.	At each meeting, consult with the external auditors, without the presence of management, about the quality of the Corporation’s accounting principles, internal controls and the completeness and accuracy of the Corporation’s financial statements.

7.	Review and approve the Corporation’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Corporation.

8.	Review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Corporation’s external auditors. The pre-approval requirement is waived with respect to the provision of non-audit services if:

1.	the aggregate amount of all such non-audit services provided to the Corporation constitutes not more than five percent of the total amount of fees paid by the Corporation to its external auditors during the fiscal year in which the non-audit services are provided;

2.	such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and

3.	such services are promptly brought to the attention of the Committee by the Corporation and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Committee. Provided the pre-approval of the non-audit services is presented to the Committee’s first scheduled meeting following such approval, such authority may be delegated by the Committee to one or more independent members of the Committee.

Financial Reporting Processes

1.	In consultation with the external auditors, review with management the integrity of the Corporation’s financial reporting process, both internal and external.

2.	Consider the external auditors’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

3.	Consider and approve, if appropriate, changes to the Corporation’s auditing and accounting principles and practices as suggested by the external auditors and management.

4.	Review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments.

5.	Following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

6.	Review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements.

7.	Review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented.

8.	Review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters.

Other

Review any related-party transactions.

8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

Security Class

_	Holder Account Number

Proxy - Lynden Energy Corp. Annual General Meeting of Shareholders December 1, 2015, 11:00 AM (Pacific Time)
This Form of Proxy is solicited by and on behalf of the Board of Directors
Notes to proxy
1.	Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Lynden Energy Corp. to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as “For” Proposals 1 and 3, and “For” each nominee for Director in Proposal 2, and in the proxyholder’s discretion on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

6.	The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8.	This proxy should be read in conjunction with the 2015 annual report to shareholders, proxy statement and information circular.

Proxies submitted must be received by 11:00 AM (Pacific Time) on Friday, November 27, 2015.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free	• Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now.
If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

014UTA

Appointment of Proxyholder
I/We being shareholder(s) of Lynden Energy Corp. hereby appoint: Colin Watt, or failing him, Ron Paton,	OR	Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Lynden Energy Corp. to be held in the boardroom at 595 Burrard Street, Suite 2900, Vancouver, British Columbia, on Tuesday, December 1, 2015 at 11:00 AM (Pacific Time) and at any adjournment or postponement thereof.

THE VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.
							For	Against	Abstain

1. Number of Directors To set the number of Directors at five.							☐	☐	☐

2. Election of Directors	For	Withhold		For	Withhold			For	Withhold

01. Robert Bereskin	☐	☐	02. John McLennan	☐	☐	03. Derek Michaelis		☐	☐

04. Ron Paton	☐	☐	05. Colin Watt	☐	☐

								For	Withhold

3. Appointment of Auditors Appointment of Deloitte LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.								☐	☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.	DD / MM / YY

016F4A